UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

ALX ONCOLOGY HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39386	85-0642577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

323 Allerton Avenue, South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 466-7125

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALXO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of New Chief Executive Officer and Chief Scientific Officer

On September 6, 2023, ALX Oncology Holdings Inc. (the “Company”) appointed Jason Lettmann, age 46 and a current member of the Company’s Board of Directors (the “Board”), as the Company’s Chief Executive Officer. Effective on the same date, Dr. Jaume Pons will no longer be the Company’s Chief Executive Officer and will serve as the Company’s Chief Scientific Officer while continuing to serve as President.

The Company is grateful for Dr. Pons’ valuable contributions to the Company over the years, and looks forward to continuing to work with him in his new role at the Company.

Mr. Lettmann has served as a member of the Board since April 2020 and previously served as a member of the Board from March 2015 to May 2017. Mr. Lettmann has served as a Partner at Morgenthaler Ventures, a venture capital and private equity firm, since June 2009, and served as a General Partner of Lightstone Ventures from March 2012 to July 2023. He previously served as Chief Executive Officer of Promedior Inc., a biotechnology company acquired by Roche, from January 2019 to February 2020 and as a Vice President at Split Rock Partners, a venture capital firm, from June 2006 to June 2009. Mr. Lettmann currently serves as a member of the board of directors of several privately-held companies and previously served as a director of Ra Pharmaceuticals, a clinical-stage pharmaceutical company acquired by UCB. Mr. Lettmann holds a B.A. in Psychology from the University of Iowa and an M.B.A. from the University of Michigan’s Ross School of Business. The Board believes Mr. Lettmann is qualified to serve as Chief Executive Officer because of his strong executive experience and skills in executive management and his extensive industry experience.

There are no arrangements or understandings between Mr. Lettmann and any other persons pursuant to which he was appointed Chief Executive Officer. There are no family relationships between Mr. Lettmann and any director or executive officer of the Company.

Mr. Lettmann previously entered into an indemnification agreement on the Company’s standard form, a copy of which was filed as Exhibit 10.1 to the Company’s registration statement on Form S-1 (File No. 333-239490) on June 26, 2020.

Employment Letters

In connection with the appointment of Mr. Lettmann as the Company’s Chief Executive Officer, the Company and Mr. Lettmann entered into an employment letter, effective as of September 6, 2023. Mr. Lettmann’s annual base salary will be $675,000, and he will be eligible for an annual target cash incentive payment equal to 55% of his annual base salary based on achieving performance objectives established by the Board or the compensation committee of the Board, subject to continued employment through the date such annual bonus is paid. The employment letter also provides that he will be granted a stock option to purchase 1,200,000 shares of the Company’s common stock under the Company’s Amended and Restated 2020 Equity Incentive Plan. Given his appointment as Chief Executive Officer, Mr. Lettmann will no longer receive any separate compensation that he previously received as a non-employee director of the Board.

In connection with the appointment of Dr. Pons as the Company’s Chief Scientific Officer, the Company and Dr. Pons entered into an employment letter, effective as of September 6, 2023. Dr. Pons’ annual base salary will be $650,000, and he will remain eligible for an annual target cash incentive payment equal to 55% of his annual base salary based on achieving performance objectives established by the Board or the compensation committee of the Board, subject to continued employment through the date such annual bonus is paid. The employment letter also provides that any prior equity awards will continue to be subject to the terms of the applicable Company equity plan under which such equity awards were granted and the applicable award agreements thereunder.

The foregoing descriptions of the confirmatory employment letters do not purport to be complete and are qualified in their entirety by reference to the full text of the confirmatory employment letters, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Change in Control and Severance Agreement

The Company and Mr. Lettmann entered into a change of control and severance agreement on the Company’s standard form, a copy of which has been filed as Exhibit 10.11 to the Company’s registration statement on Form S-1 (File No. 333-239490) on July 13, 2020.

Item 7.01	Regulation FD Disclosure.

On September 6, 2023, the Company issued a press release announcing the appointments of Mr. Lettmann as Chief Executive Officer of the Company and Dr. Pons as President and Chief Scientific Officer of the Company, each effective as of September 6, 2023. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the related information set forth in the press release attached hereto as Exhibit 99.1, is being “furnished” and shall not be deemed “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Effective September 1, 2023, the composition of committees of the Board are as follows:

Audit Committee

Rekha Hemrajani, Chair; Itziar Canamasas, Ph.D.; and Jack Nielsen

Compensation Committee

Corey Goodman, Ph.D., Chair; Scott Garland; and Jack Nielsen

Corporate Governance and Nominating Committee

Scott Garland, Chair; Itziar Canamasas, Ph.D.; Corey Goodman, Ph.D.; and Rekha Hemrajani

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Confirmatory Employment Letter between the Company and Jason Lettmann, dated September 5, 2023

10.2	Confirmatory Employment Letter between the Company and Jaume Pons, dated September 5, 2023

99.1	Press Release dated September 6, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALX ONCOLOGY HOLDINGS INC.

Date: September 6, 2023	By:	/s/ Peter Garcia
Peter Garcia
Chief Financial Officer